UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

Invesco Ltd.
(Exact name of registrant as specified in its charter)

Bermuda				001-13908	98-0557567
(State or Other Jurisdiction of Incorporation or Organization)				(Commission File No.)	(I.R.S. Employer Identification No.)

1555 Peachtree Street, N.E.,	Suite 1800,	Atlanta,	GA		30309
(Address of Principal Executive Offices)					(Zip Code)

(404) 892-0896
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.20 par value	IVZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual General Meeting of the Company was held on May 14, 2020. Proxies for the Annual General Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board of Directors’ solicitations. At this meeting, the shareholders were requested to: (1) elect eight members of the Board of Directors, (2) approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in the proxy statement, and (3) appoint the independent registered public accounting firm for the fiscal year ending December 31, 2020, all of which were described in the proxy statement. The following actions were taken by the Company’s shareholders with respect to each of the foregoing items:

1.   Election of a Board of Directors. All the nominees for director were elected. With respect to each nominee, the total number of broker non-votes was 69,435,615. The table below sets forth the voting results for each director.

Name of Nominee	Votes Cast “For”	Votes Cast “Against”	Abstentions
Sarah E. Beshar	319,191,063	8,605,786	813,799
Martin L. Flanagan	322,868,402	4,881,898	860,348
William F. Glavin, Jr.	320,282,971	7,477,879	849,798
C. Robert Henrikson	309,011,844	18,792,858	805,946
Denis Kessler	219,735,727	108,062,835	812,086
Sir Nigel Sheinwald	317,837,733	9,853,676	919,239
G. Richard Wagoner, Jr.	318,171,729	9,582,146	856,773
Phoebe A. Wood	317,869,850	9,990,322	750,476

2.   Advisory vote on executive compensation.  Our shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers. The total number of broker non-votes was 69,435,615. The table below sets forth the voting results.

Votes Cast “For”	Votes Cast “Against”	Abstentions
223,940,201	102,958,939	1,711,508

3.   Appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The proposal was approved by the stockholders, and the voting results were as follows. There were no broker non-votes.

Votes Cast “For”	Votes Cast “Against”	Abstentions
394,297,669	2,492,832	1,255,762

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.

By:	/s/ Robert H. Rigsby
Robert H. Rigsby
Managing Director - Corporate Legal and Assistant Secretary
Date: May 15, 2020